UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported):  October 9, 2007


                             CREDIT ONE FINANCIAL, INC.
            (Exact name of registrant as specified in its charter)


        Florida                    000-50320                 59-3641205
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                  Identification No.)


                80 Wall Street, Suite 818, New York, NY       10005
            (Address of principal executive offices)       (Zip Code)

                                       (212) 809-1200
                 (Registrant's telephone number, including area code)

                                            N/A
            (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 (  )  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

 (  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

 ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 1.01.   ENTRY INTO DEFINITIVE MATERIAL AGREEMENTS


On September 24, 2007, Credit One Financial, Inc. (the "Company") entered into a Project Agreement with Tin Loon Trading Company ("Tin Loon"). Tin Loon is a company registered in Hong Kong, China, and is primarily engaged in the business of graphite trading. Pursuant to the agreement, the Company agrees to advance $100,000 (the "Advance") to Tin Loon. The proceeds of the Advance will be used exclusively at Tin Loon as working capital for its graphite trading business.

The Advance is not in the nature of a loan to any party or a direct ownership interest in Tin Loon. Instead, the Advance constitutes consideration for the rights to receive 60%, or $3,000, whichever is larger, on quarterly basis, of the net profits from Tin Loon's business activities financed by the Advance (the "Net Profits"). In the event there is an operating loss, or the Net Profits is less than $3,000 for a quarter, Tin Loon will pay the Company the minimum payment of $3,000 for that quarter

On October 5, 2007, the Company entered into a second project agreement with Tin Loon under the same terms and conditions, except that the amount of the advance was $500,000, and the payments from Tin Loon to the Company is 60%, or $15,000, whichever is larger, on quarterly basis, of the net profits from Tin Loon's business activities financed by the Advance. In the event there is an operating loss, or the Net Profits is less than $15,000 for a quarter, Tin Loon will pay the Company the minimum payment of $15,000 for that quarter.

Under the both agreements, the Advance of $600,000 will be fully returned to the Company, with any accrued Net Profits, within 30 days upon Tin Loon's receipt of return notice from the Company.


Item 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS


The transactions contemplated by the projects agreements as described above were completed. As a result of the consummation of the above transactions, the Company has ceased to be a shell company, as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

Background of the Company

Credit One Credit Financial, Inc. (the "Company") was incorporated in the State of Florida on September 24, 1999. From inception to May 4, 2006, we were engaged in market research regarding the cost and availability of non-performing credit card debt portfolios. We were also engaged in research regarding the current market price for re-performing portfolios as well as the market prices offered for portfolios deemed non-collectable at the time of sale.

On May 4, 2006, James H. Bashaw, then our President and CEO, and Richard R. Cook, then our Secretary, Treasurer and CFO, sold an aggregate of 4,698,238 of their shares of the Company's common stock to STM 1, LLC. The shares sold by Messrs. Bashaw and Cook to STM 1, LLC represented 78.55% of our issued and outstanding shares of common stock. Subsequent to such change in control, Messrs. Bashaw and Cook resigned from their positions as our directors and officers.

From May 4, 2006 to July 24, 2007, we changed our business plan from contemplating the acquisition of non-performing accounts receivable to attempting to acquire other assets or business operations that will maximize shareholder value. No specific assets or businesses had been definitively identified. On July 24, 2007, four principal shareholders of the Company, Guy Wolf; STM 1, LLC; Antonio Investments, Ltd; and Smart Trading, Ltd, sold a total of 6,962,438 shares, which represented 89.48% of our capital shares, to ten persons for a total of $625,000 in cash. Simultaneous with the sale of the securities, the Company's sole officer and director John Vidaver resigned, and Dicky Cheung was appointed as our sole officer and director.

Our current business plan is to provide funding, primarily in the form of advance, to small and medium sized businesses companies, who have good and feasible business plans, but lacking capital to implement their business plans.

We have not been involved in any bankruptcy, receivership or similar proceeding.


Description of Business

We are currently engaged in providing project financing, primarily in the form of advance, to small and medium sized enterprises who have good and feasible business plans with attractive prospects for profitability, but lacking capital to implement their business plans. Our advances are on project basis, and typically the proceeds of the advance will be exclusively used as their working capital for the proposed project. We do not provide funding for general business purposes.

Our clients will be typically small and medium-sized independent businesses, most of whom are located in China, and in some cases, in other countries. Our focus is providing funding based on the quality of our clients' projects, ability to pay and the project's profitability. Our funding is generally secured, case by case, by various form of collateral pledged by clients. Such collateral includes fixed assets, receivables, inventories, as well as personal and validity guarantees from our clients' owners.

We generate revenues by raising capital and advancing this capital to small and medium sized businesses companies. The advances we make are not in the nature of a loan to any party or a direct ownership interest in a business or project. Instead, the advances constitute consideration for the rights to receive payments, the other rights or benefits provided by project agreements. If a project is profitable, we have the right to receive a percentage of the net
profits generated by the project we financed ("Success Fees").   In the event
that there is an operating loss, or the net profits of the project is less than a minimum pre-determined amount, a service fee equal to such pre-determined minimum amount, generally in a range of 8-12% of the total amount we advanced per annum will be charged ("Minimum Fees").

Success fees are charged and recognized only at conclusion of the project, and only if such project is profitable. The amount of success fees charged is based on our analyses of the risks the project involved. If the project is in a loss position, the amount of the Minimum Fees charged will be based on the time value of money. The amount of the fee payable on the funds advanced depends upon the risks of the projects, and length of time the funds are outstanding.

The advances are fully repayable whether the underlying project is lost or profitable. Minimum Fee payments may be made either monthly or quarterly.


Sales and Marketing

At present we do not have sales and marketing personnel to develop advertising and sales programs to our target market. We find projects to "invest in" through business connections of our executive officer. Business opportunities may also come to our attention from various sources, including professional advisers such as attorneys and accountants, venture capitalists, members of the financial community, and others who may present unsolicited proposals. No fees will be paid to the persons who refer a potential project to us for evaluation.


Project Selection

We believe that selection of projects is the essential ingredient of our business. We only contract with small businesses that, in our assessment, have the experience and acumen to implement business plans. Currently we intend to do business only with whom we have previously contracted business, or who are referrals from existing business clients.

The funding decisions of the Company are made on basis of risk analysis we perform internally as to the merits of each project proposed to be financed, the likelihood of its success, and its estimated value. The decision to advance, as well as the fees we charge is determined by this risk analysis. In analyzing prospective business opportunities, we will consider the following factors: (i) The available technical, financial and managerial resources; (ii) Working capital and other financial requirements of the target; (iii) The target's history of operations, if any; (iv) The target's prospects for the future; (v) The present and expected competition in the target's industry; (vi) The quality and experience of management services which may be available and the depth of that management within the target; (vii) The potential for further research, development or exploration in the target's industry; (viii) Specific risk factors which may be anticipated to impact the proposed activities of the project; (ix) The potential for growth or expansion and profit; and (x) Other relevant factors.


Competition

We compete with numerous companies that provide project funding. We have no proprietary competitive advantage. Accordingly, we believe that there are no substantial barriers to competitors entering the market. We may not be able to compete successfully against competitors with greater financial resources or access to potential business. Additionally, it is possible that competition may drive down the return on our advances, which may negatively impact the viability of our business model.

Given the lack of discoverable information about our competitors, we do not know how our method of operations and results compare to others in the industry. However, given the nature of the business opportunity presented within the industry, and management's belief that the market, though unquantifiable, is very large, there is always the possibility that new competitors with greater resources will commence operations and compete directly with us in such a manner as to harm our operational results and future prospects and reduce our ability to generate revenues.


Government Regulation

We intend to conduct our business in compliance with any applicable regulations, and are subject to general state and federal laws governing the conduct of businesses in general. In regard to our specific line of business, we are unaware of any state or federal regulations concerning project advances in any of the states in which we intend to do business in the foreseeable future. In the event that our activities are deemed to be loans, or in the event that we decide to extend loans as defined by state law, we intend to comply with any and all applicable finance and lending regulations. Each state has laws and regulations governing the business of lending money that differ from state to state. Therefore, prior to offering our funding services into a new jurisdiction we must conduct an extensive review of that state's regulatory framework to ensure compliance with the applicable regulations.


Research and Development

We are not currently conducting any research or development activities. We do not anticipate conducting such activities in the near future.


Government Contracts

There are no government contracts.


Patents, trademarks, franchises, concessions, royalty agreements or labor contracts

We don't own any patents, trademarks, copyrights, franchises, concessions, royalty agreements, or labor contracts.


Employees

In addition to our executive officer, we have one full time employee at this time. We may hire third party consultants or part-time employees from time to time. None of our employees are covered by collective bargaining agreements, and we believe our relationships with our employees to be satisfactory.


Reports to Security Holders

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. In accordance with those regulations, we file periodic reports, and other information with the Securities and Exchange Commission.
Our reports and other information can be inspected and copied at the public reference facilities maintained by the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operations of the Public Reference Room by calling the SEC at (800) SEC-0330. Information also is available electronically on the Internet at http://www.sec.gov.

We intend to furnish our shareholders with annual reports containing audited financial statements for each year.



            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION


This report contains forward-looking statements that involve risks and uncertainties. Actual events or results may differ materially from those indicated in such forward-looking statements. The following discussion of the financial condition and results of our operations should be read in conjunction with the financial statements and related notes thereto included elsewhere in this report.


Overview and Outlook

We were incorporated in the State of Florida on September 24, 1999. From inception to May 4, 2006, we were engaged in market research regarding the cost and availability of non-performing credit card debt portfolios. We were also engaged in research regarding the current market price for re-performing portfolios as well as the market prices offered for portfolios deemed non-collectable at the time of sale. From May 4, 2006 to July 24, 2007, our business plan was changed from contemplating the acquisition of non-performing accounts receivable to attempting to acquire other assets or business operations that will maximize shareholder value. No specific assets or businesses had been definitively identified.

Our current business plan is to provide funding, primarily in the form of advance, to small and medium sized businesses, who have good and feasible business plans with attractive prospects for profitability, but lacking capital to implement their business plans. Our advances are on project basis, and typically the proceeds of the advance will be exclusively used as their working capital for the proposed projects.

Our clients will be typically small and medium-sized independent businesses, most of whom are located in China, and in some cases, in other countries. Our focus is providing funding based on the quality of our clients' projects, ability to pay and the project's profitability. Our funding is generally secured, case by case, by various form of collateral pledged by clients. Such collateral includes fixed assets, receivables, inventories, as well as personal and validity guarantees from our clients' owners.

We generate revenues by raising capital and advancing this capital to small and medium sized businesses companies. The advances we make are not in the nature of a loan to any party or a direct ownership interest in a business or project. Instead, the advances constitute consideration for the rights to receive payments, the other rights or benefits provided by project agreements. If a project is profitable, we have the right to receive a percentage of the net
profits generated by the project we financed ("Success Fees").   In the event
that there is an operating loss, or the net profits of the project is less than a minimum pre-determined amount, a service fee equal to such pre-determined minimum amount, generally in a range of 8-12% of the total amount we advanced per annum will be charged ("Minimum Fees").

Success fees are charged and recognized only at conclusion of the project, and only if such project is profitable. The amount of success fees charged is based on our analyses of the risks the project involved. If the project is in a loss position, the amount of the Minimum Fees charged will be based on the time value of money. The amount of the fee payable on the funds advanced depends upon the risks of the projects, and length of time the funds are outstanding.

To date we have entered into two project agreements with Tin Loon, a Hong Kong corporation, to advance it with an aggregate of $600,000. The proceeds of the advances will be used exclusively in Tin Loon as working capital for its graphite trading business.

We believe we will not have sufficient cash flow to fund and sustain operations. Therefore, equity and debt financing from third parties will be pursued. Management estimates that within next 12 months, we will commence to generate cash flow sufficient to sustain our operations.

During the quarter ended September 30, 2007, we had placed $100,000, and as of the date of this report, we have placed an aggregate of $600,000, in funding to a Hong Kong based small business firm, which as of September 30, 2007 we have collected $3,000 in fees. Pursuant to the agreements, we expect to collect a minimum service fee of $18,000 by December 31, 2007.


Results of Operations for the Years Ended December 31, 2006 and 2005

The following overview provides a summary of key information concerning our financial results for the years ended December 31, 2006 and 2005.

Revenues

                       Year Ended December 31,   Increase (Decrease)

                          2006         2005          $          %
                      ------------ ----------     --------   --------
    Net Revenue        $       -     $       -     $     -       -


Revenue: For the fiscal years ended December 31, 2006 and 2005, we had not conducted any active operations. No revenue has been generated during such periods.

Operating expenses

                                            Year Ended December 31,    Increase (Decrease)

                                               2006         2005            $          %
                                           ------------  ---------     ----------  --------
  Salary expense                           $    42,000    $      -       $  42,000      n/a
  General and administrative expenses           65,890      16,759          49,131      293%
                                           ------------  ---------     ---------- ---------
    Total operating expenses               $  107,890    $ 16,759       $  91,131      544%


Total operating expenses for the year ended December 31, 2006 increased by $91,131, or approximately 544%, over the year ended December 31, 2005 because of the overall increase in salary expense and in the general and administrative area.

Other income (expense)

                                 Year Ended December 31,  Increase (Decrease)

                                    2006        2005       $            %
                                 ----------  ---------    --------- ---------
Interest income                  $     237   $      -      $  237      n/a
                                 ----------  ---------    --------- ---------
Total other income (expense)     $    237    $      -      $  237      n/a


Our total other income in 2006 was $237, which consists of only interest income. We had no other income or expenses in 2005.

Net (loss)

                                 Year Ended December 31,  Increase (Decrease)

                                    2006        2005         $          %
                                 ----------  ----------   ---------  ---------
              Net (loss)        $ (107,653)  $ (16,759)   (90,894)    (542)%

For the year ended December 31, 2006, we had a net loss of $107,653, or $0.02 per share, as compared to a net loss of $16,759, or $0.00 per share, for the same period of the previous year.


Results of Operations for the Six Months Ended June 30, 2007 and 2006


As of the date of this report on Form 8-K, the auditors' reviewed financial statements of the Company as of September 30, 2007 are not available. We will file an amendment to this report on this Form 8-K to add such financial statements on or before November 15, 2007.

The following overview provides a summary of key information concerning our financial results for the first quarter of 2007 and 2006.

Revenues

                                Six Months Ended
                                    June 30,       Increase (Decrease)
                              ---------------------------------------------
                                  2007       2006        $            %
                              ------------ ---------- ---------  ----------
     Net Revenue               $        -   $       -  $      -        -%
                              ------------ ---------- ---------  ----------


Revenue:   For the six months ended June 30, 2007 and 2006, we had not conducted any active operations.  No revenue has been generated during such periods.

Operating expenses

                                            Six Months Ended
                                                 June 30,          Increase (Decrease)
                                         -----------------------------------------------
                                             2007        2006          $           %
                                         ------------  ---------- ---------- -----------
    Salary expenses                      $        895  $  13,860  $ (12,965)   (93.5)%
    General and administrative expenses        32,879      9,354      10,560     45.5%
                                         ------------  ---------- ---------- ----------
        Total operating expenses         $     33,774  $  23,214  $   10,560     45.5%



Total operating expenses for the six month period ended June 30, 2007 increased by $10,560, or approximately 45.5%, over the six month period ended June 30, 2006 because of increased professional fees and general and administrative expenses.

Other income (expense)

                                         Six Months Ended
                                             June 30,       Increase (Decrease)
                                       ----------------------------------------
                                          2007       2006        $        %
                                       ----------  --------- --------- --------
       Interest income                  $    19     $     -   $    19      n/a
                                       ----------- --------- --------- --------
          Total other income (expense)  $    19     $     -   $    19      n/a


Our total other income for the six months ended June 30, 2007 was $19, which consists of only interest income. We had no other income or expenses for the same period of the prior year.

Net loss

                        Three Months Ended June 30,   Increase (Decrease)
                        -------------------------------------------------
                             2007           2006          $         %
                        --------------  --------------  --------  -------

     Net Loss           $   (33,755)    $  (23,214)    $ (10,541)  (45.4)%


For the six months ended June 30, 2007, we had a net loss of $33,755, or $0.00 per share, as compared to a net loss of $23,214, or $0.00 per share, for the same period of the previous year.


Operation Plan

During the next twelve months we plan to effectuate our business plan. Demand for financing remains strong and we look forward to begin satisfying as soon as we have secured new capital or financing.

We have cash balance of approximately $20,000 as of September 30, 2007. In the opinion of management, available funds will not satisfy our working capital requirements for the next twelve months. We will need to raise funds to continue to implement our business plan. We plan to raise funds through private placements, either in equity offerings, or interest bearing borrowings. We may also consider establishing relationships with selected business partners whose contributions include necessary cash. There is no guarantee that we will be able to raise additional funds through offerings or other sources. If we are unable to raise funds, our ability to continue with operations will be materially hindered.


Liquidity and Capital Resources

We have historically met our capital requirements through the issuance of stock and by borrowings from our executive officers and directors. On July 26, 2007, we entered into a promissory note with Dicky Cheng, our President and CEO, for the principal amount of $20,000. Pursuant to the note we promised to pay to the order of Dicky Cheung $20,000 together with accrued interest thereon at 5% per annum in sixty (180) days.

On September 25, 2007, we entered into a Promissory Note with Dicky Cheng for the principal amount of $100,000. Pursuant to the note we promised to pay to the order of Dicky Cheung the sum of $100,000 together with accrued interest thereon at 5% per annum in sixty (60) days. The principal amount of the note, along with all interest accrued and unpaid thereon, are due and payable in full within 180 days.

On October 5, 2007, we entered into a Promissory Note with Dicky Cheng for the principal amount of $500,000. Pursuant to the note we promised to pay to the order of Dicky Cheung the sum of $500,000 together with accrued interest thereon at 5% per annum in sixty (60) days. The principal amount of the note, along with all interest accrued and unpaid thereon, are due and payable in full within 180 days.

We believe that our existing cash and cash equivalent balance and anticipated funds from operations will not be sufficient to sustain operations and planned expansion. We intend to raise additional capital in the next twelve months to fund growth and expansion through additional equity or debt financing. There can be no assurance that we will be able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to us.


Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results or operations, liquidity, capital expenditures or capital resources that is material to investors.


Going Concern

Our ability to continue as a going concern remains dependent upon successful operation under our business plan, obtaining additional capital and financing, and generating positive cash flow from operations. This is because the Company, due to its financial condition, may have to seek additional capital either through debt or equity offerings to meet its cash needs. The Company has no revenue and has little cash. The level of current operations does not sustain the Company's expenses and the Company has no commitments for obtaining additional capital. These factors, among others, raise substantial douby about its ability to continue as a going concern.


Critical Accounting Policies

Our financial statements and related public information are based on the application of generally accepted accounting principles in the United States ("GAAP"). GAAP requires the use of estimates, assumptions, judgments and subjective interpretations of accounting principles that may have an impact on the assets, liabilities, revenue and expense amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition.
We believe our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently applied. We base our estimates on historical experience and on various assumptions that we believe are reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

Our significant accounting policies are summarized in Note 2 to our financial statements. While all of these significant accounting policies impact our financial condition and results of operations, we view certain of these policies as critical. Policies determined to be critical are those policies that have the most significant impact on our financial statements. Our critical accounting policies are discussed below.


Revenue Recognition

We recognize revenues in accordance with SEC Staff Accounting Bulletin No. 104, "Revenue Recognition' ("SAB 104"). Under SAB 104, revenue is recognized at the point of passage to the customer of title and risk of loss, when there is persuasive evidence of an arrangement, the sales price is determinable, and collection of the resulting receivable is reasonably assured. Revenues consist primarily of success fees and service fees. Success fees are earned on investments in contracts, which are recognized upon receipt when a project is completed, and only if such project is profitable. Service fees are recognized in the period in which the advance has been made.


Recently Issued Accounting Standards

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements"
(SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. We are unable at this time to determine the effect that its adoption of SFAS 157 will have on its consolidated results of operations and financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006. We do not expect the adoption of FIN 48 to have a material impact on its results of operations and financial condition.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company's balance sheet and statement of operations and the related financial statement disclosures. Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006. We do not expect the adoption of SAB 108 to have a material impact on its results of operations and financial condition.


                                   RISK FACTORS


An investment in the Company involves a high degree of risk. Investors should carefully consider the risks below before making an investment decision. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. In such case, the trading price of our common stock could decline and investors could lose all or part of their investment. As of the date of this filing, our management is aware of the following material risks.

                     Risks Related to Our Business

We are a development-stage company and until recently had no operating history, which makes it difficult to evaluate our business and prospects.

We were formed in September 1999, and until the closing of project funding transactions in September and October 2007 had no history of meaningful operations, which makes it difficult to evaluate our business and prospects. As an early stage company, we are subject to all the risks, uncertainties, expenses and difficulties inherent in a new business, and there are no assurances that we will be successful in realizing revenues or in achieving or sustaining positive cash flow at any time in the future.

We have historically had losses from operations and losses may continue in the future, which may cause us to curtail operations.

Since inception we have not been profitable and have lost money on both a cash and non-cash basis. For the year ended December 31, 2006 and for the six months ended June 30, 2007, we had incurred net losses of $107,653 and $33,755, respectively. Our accumulated deficit at June 30, 2007 was $195,459. Future losses are likely to occur, as we are dependent on spending money to pay for our operations and implement our business plan. No assurances can be given that we will be successful in reaching or maintaining profitable operations. If our losses continue, our ability to operate may be severely impacted or alternatively we may be forced to terminate our operations.

We have no prior experience in analyzing the business projects we plan to provide funding assistance, which increases the risk of our inability to expand, build and operate our business.

Our current board of directors and executive officer are experienced in business generally but has no prior experience in analyzing the business projects we plan to provide funding assistance. Due to his lack of experience, our executive officer may make wrong decisions. Consequently, we may suffer irreparable harm due to management's lack of experience in the industry. As a result we may have to suspend or cease operations which will result in the loss of your investment.

Our independent auditors have expressed doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing.

We are devoting a significant amount of our present efforts in establishing a new line of business and we have not yet achieved revenues. In their report dated March 28, 2007, our independent auditors have expressed doubt about our ability to continue as a going concern in our financial statements for the fiscal year ended December 31, 2006. Our ability to continue as a going concern is a result of recurring losses from operations, a stockholders' deficit, and requirement for a significant amount of capital financing to proceed with our business plan. Our ability to continue as a going concern is subject to our ability to generate a profit and/or obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities, increasing sales or obtaining loans where possible. The going concern uncertainty in the auditor's report increases the difficulty in meeting such goals and there can be no assurances that such methods will prove successful.

Our business is capital intensive. If we are not able to obtain adequate fund, we would be required to limit our operations significantly or cease operations entirely.

Our business is capital intensive, and our business strategy requires us to deploy sufficient capital in order to create the scale necessary to generate a profit. In order to become profitable, we must have sufficient working capital
to build a portfolio of investments in contracts.   If adequate funds are not
available, we would be required to limit our operations significantly or cease operations entirely. We have no immediate means for obtaining additional financing. There can be no assurance that such additional financing, when and if necessary, will be available to us on acceptable terms, or at all.

We could fail to attract or retain key personnel, which could be detrimental to our operations.

Our success largely depends on the efforts and abilities of our officers and directors, particularly Dicky Cheung, our President and CEO. The loss of his services could materially harm our business because of the cost and time necessary to find successors. Such a loss would also divert management attention away from operational issues. We do not have other key employees who manage our operations. To the extent that we are smaller than our competitors and have fewer resources, we may not be able to attract a sufficient number and quality of staff, when required.

Our operating results may fluctuate significantly, which makes our future results difficult to predict and could cause our operating results to fall below expectations.

Our operating results may fluctuate significantly in the future due to a variety of factors, many of which are outside of our control. As a result, comparing our operating results on a period-to-period basis may not be meaningful, and, therefore, prior results are not necessarily indicative of results to be expected in future periods.

Competition in the business we operate could limit our growth and harm our operating results.

We are a small company and have little market share in our target market. We compete with numerous companies that provide project funding. We have no proprietary competitive advantage. Accordingly, we believe that there are no substantial barriers to competitors entering the market. We may not be able to compete successfully against competitors with greater financial resources or access to potential business. Additionally, it is possible that competition may drive down the return on our advances, which may negatively impact the viability of our business model.

Given the lack of discoverable information about our competitors, we do not know how our method of operations and results compare to others in the industry. However, given the nature of the business opportunity presented within the industry, and management's belief that the market, though unquantifiable, is very large, there is always the possibility that new competitors with greater resources will commence operations and compete directly with us in such a manner as to harm our operational results and future prospects and reduce our ability to generate revenues.

Our directors have other business responsibilities which may cause conflicts of interest in the allocation of their time and services to our business.

Dicky Cheung, our sole officer, has other management responsibilities and business interests apart from our business. Therefore, it is possible that a conflict of interest with regard to his time may arise based on his involvement in other activities. His other activities will prevent him from devoting full-time to our operations which could slow our operations and may reduce our financial results because of the slow down in operations. Mr. Cheung currently devotes approximately 10-15 hours per week to company matters. Mr. Cheung intends to limit his role in his other business activities and devote more of his time to us after we attain a sufficient level of revenue and are able to provide sufficient officers' salaries.

Our sole officer and director are located outside of the U.S. It is difficult to effect service of process and enforcement of legal judgments upon us and our officers and directors.

Our sole officer and director are located outside of the United States. As a result, it may be difficult to effect service of process within the United States and enforce judgment of the US courts obtained against us and our executive officers and directors. Particularly, our shareholders may not be able to:

	o Effect service of process within the United States on us or any of our executive officers and directors;

	o Enforce judgments obtained in U.S. courts against us based upon the civil liability provisions of the U.S. federal securities laws;

	o Enforce, in a court outside of the U.S. judgments of U.S. courts based on the civil liability provisions of the U.S. federal securities laws; and

	o Bring an original action in a court in China to enforce liabilities against us or any of our executive officers and directors based upon the U.S. federal securities laws.


               Risks Related to Investment in Our Securities

A few of our existing shareholders own a large percentage of our voting stock and will have a significant influence over matters requiring stockholder approval and could delay or prevent a change in control.

As of the date of this report, Dicky Cheung, our President, CEO and the sole director, beneficially own3,882,438 shares, or approximately 49.9%, of our outstanding common stock. As a result, if acting together with other shareholders, they may have the ability to determine the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets. In addition, these persons, if acting together, may have the ability to control the management and affairs of the Company, which could have a material adverse effect on the value of the common stock.

There has been low volume and therefore inactive for our common stock, our stock price may be volatile or may decline regardless of our operating performance, and you may not be able to resell your shares at or above your stock purchase price.

If you purchase shares of our common stock, you may not be able to resell those shares at or above your original purchase price. An active or liquid market in our common stock may not develop or, if it does develop, it may not be sustainable. The market price of our common stock may fluctuate significantly in response to numerous factors, many of which are beyond our control.

Our common stock is listed on the Over-the-Counter Bulletin Board which may make it more difficult for stockholders to sell their shares and may cause the market price of our common stock to decrease.

Because our common stock is listed on the OTC Bulletin Board, the liquidity of our common stock is impaired, not only in the number of shares that are bought and sold, but also through delays in the timing of transactions, and limited coverage by security analysts and the news media of us. As a result, prices for shares of our common stock may be lower than might otherwise prevail if our common stock was traded on NASDAQ or a national securities exchange, like the American Stock Exchange.

Because our common stock is deemed a low-priced "Penny" stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

     o Deliver to the customer, and obtain a written receipt for, a disclosure document;

     o   Disclose certain price information about the stock;

     o Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;

     o Send monthly statements to customers with market and price information about the penny stock; and

     o In some circumstances, approve the purchaser's account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

We have never declared or paid dividends on our capital stock and we do not anticipate paying any cash dividends in the foreseeable future.

We have never declared or paid dividends on our common stock and we do not anticipate paying any cash dividends in the foreseeable future. We currently intend to retain future earnings, if any, to fund the development and growth of our business. Any future determination to pay dividends will be at the discretion of our Board of Directors and will be dependent upon our financial condition, operating results, capital requirements, applicable contractual restrictions and other such factors as our Board of Directors may deem relevant.



                                 PROPERTIES


We lease our corporate office space, approximately 220 square feet, at 80 Wall Street, Suite 818, New York, NY 10005, under a twelve-month sublease, which expires on July 30, 2008. The rent is $650 per month. If we require additional space, we believe that we will be able to obtain such space on commercially reasonable terms.



        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock as of September 30, 2007 held by those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers.

The percentage of beneficial ownership for the following table is based on 7,781,150 shares of common stock outstanding as of September 30, 2007. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes (unless footnoted) shares of common stock that the stockholder has a right to acquire within 60 days after September 30, 2007 pursuant to options, warrants, conversions privileges or other rights.


Security Ownership of Management


                                    Number of             Percent of
                                Shares Beneficially   Class Beneficially
Name of Beneficial Owner             Owned                 Owned
---------------------------  ----------------------   -------------------
Dicky Cheung (1)                     3,882,438                 49.9%
80 Wall Street, Suite 818
New York, NY 10005

Directors and Officers as a Group    3,382,438                 49.9%
--------------------------------------------------------------------------

(1) Dicky Cheung is our President, CEO, CFO, Secretary and a Director Security Ownership of Certain Beneficial Owners


Security Ownership of Certain Beneficial Owners



                                   Number of              Percent of
                                Shares Beneficially   Class Beneficially
Name of Beneficial Owner             Owned                 Owned
---------------------------  ----------------------   -------------------
Dicky Cheung                        3,882,438                 49.9%
80 Wall Street, Suite 818
New York, NY 10005
--------------------------------------------------------------------------



                DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND
                               CONTROL PERSON


The members of our Board of Directors serve for one year terms and are elected at the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the board of directors.

Resignations and Appointments of Officers and Directors

On July 24, 2007, simultaneous with the sale of the majority of the Company's common stock by four principal shareholders, the Company's sole officer and director John Vidaver resigned, and Mr. Dicky Cheung was appointed as sole officer and director of the Company. Mr. Vidaver's resignation was not a result of any disagreements with the Company.

Directors and Officers

The following table sets forth the name, age, position and term of directorship, as applicable, of the Company's director and executive officer as of the date hereof.

     Name      Age                             Position
------------  -----  ---------------------------------------------------------
Dicky Cheung   36    President, Chief Executive Officer, Chief Financial
                     Officer, Secretary and Director


Mr. Dicky Cheung has been the Company's President, CEO, CFO, Secretary and the sole Director since July 24, 2007. Mr. Cheung has been President of Companhhia Internacional Tek Tat Limitada, a privately held company located in Macau, since its formation in 2007. Companhia Internacional Tek Tat Limitada is a controlling shareholder of the Company. Since 2002, Mr. Cheung has been a self-employed stock and bond investor.

Mr. Cheung has never held any position in a reporting company.

Significant Employees

There are no significant employees other than our executive officers.

Family Relationships

Not applicable.

Involvement in Certain Legal Proceedings

No Executive Officer or Director of the Company has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No Executive Officer or Director of the Company has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

No Executive Officer or Director of the Company is the subject of any pending legal proceedings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that, as of the date of this filing, Mr. Dicky Cheung has not filed his "Initial Statement of Beneficial Ownership of Securities" on Form 3.

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified. Presently, Directors are not compensated for their services.

Audit Committee and Financial Expert

We do not have an Audit Committee. Our directors perform some of the same functions of an Audit Committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditor independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. We do not currently have a written audit committee charter or similar document.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

    o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    o Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

    o   Compliance with applicable governmental laws, rules and regulations;

    o The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

    o   Accountability for adherence to the code.

We intend to formally adopt a written corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Nominating and Compensation Committees

We do not have standing Nominating or Compensation committees. Our Board of Directors performs the functions that would otherwise be delegated to such committees. We have elected not to have a Nominating or Compensation Committee at this time in that we are a development stage company with limited operations and resources. We anticipate that we will seek qualified independent directors to serve on the Board and ultimately form standing Audit, Nominating and Compensation committees.

Director Independence

We are presently not required to comply with the director independence requirements of any securities exchange, which requires that a majority of a company's directors be independent. The board of directors of the Company intends to appoint additional members, each of whom will satisfy such independence requirements.

Review, approval and ratification of related party transactions

Given our small size and limited financial resources, we had not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with its executive officers, directors and significant stockholders. Yet, all such transactions were approved and ratified by our sole director. We intend to establish such policies and procedures so that such transactions will, on a going-forward basis, be subject to the review, approval or ratification of our board of directors, or an appropriate committee thereof.

Indebtedness of Executive Officers and Directors

No executive officer, director or any member of these individuals' immediate families or any corporation or organization with whom any of these individuals is an affiliate is or has been indebted to us.



        MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS


Market Information

Our common stock has been quoted on the OTC Bulletin Board under the symbol "COFI.OB" since December 27, 2005. There is not an active trading market for our shares. The following table sets forth the range of quarterly high and sales prices of the common stock as reported on the OTC Bulletin Board for the periods indicated:


                              Price Information*


          Financial Quarter Ended             High          Low
        ------------------------------     ----------  ----------
        September 30, 2006                    0.37          0.33
        December 31, 2006                     0.35          0.11
        March 31, 2007                        0.25          0.20
        June 30, 2007                         0.25          0.20
        September 30, 2007                    0.27          0.22
        -------------------------------------------------------------

* The quotations do not reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Record Holders

As of September 30, 2007, we had approximately 48 holders of record of our common stock.

Dividends

We have not declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. We expect to retain any future earnings to finance its operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Purchases of Our Equity Securities

We did not repurchase any shares of our common stock during the year ended December 31, 2006 and for the nine months ended September 30, 2007.

Securities authorized for issuance under equity compensation plans

We do not have any equity compensation plans.

Transfer Agent

Our transfer agent is Island Stock Transfer of St. Petersburg, Florida.



                             DESCRIPTION OF SECURITIES


Our articles of incorporation authorize the issuance of 110,000,000 shares of common stock, $0.001 par value per share, of which 7,781,150 were outstanding as of September 30, 2007. Holders of common stock have no cumulative voting rights. Holders of shares of common stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the board of directors in its discretion, from funds legally available to be distributed.
In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All of the outstanding shares of common stock are validly issued, fully paid and non-assessable.



                               EXECUTIVE COMPENSATION


The following tables set forth the compensation of the Company's executive officers during the last two fiscal years. The remuneration described in the tables does not include the cost of the Company of benefits furnished to the named executive officers, including premiums for health insurance and other benefits provided to such individuals that are extended in connection with the conduct of the Company's business.


                               Summary Compensation Table


                                                                             Change in
  Name and                                                  Non-Equity      Persion Value
  Principal                               Stock    Options Incentive Plan        and         All Other
  Position      Year     Salary   Bouns   Awards   Awards   Compensation      Nonqualified  Compensation   Tota
-------------------------------------------------------------------------------------------------------------------
Dicky Cheung (1)
President, CEO
CFO &          2006        -         -        -        -          -               -             -            -
Secretary      2005        -         -        -        -          -               -             -            -

Cuy Wolf (2)
former CEO     2006        -         -        -         -          -              -             -            -
-------------------------------------------------------------------------------------------------------------------

(1)  Mr. Cheung was appointed our CEO on July 24, 2007.

(2) Mr. Wolf was appointed our CEO on May 4, 2006 and resigned on May 24, 2007. We also reimbursed Mr. Wolf for automobile and associated expenses, plus a cell phone.


Outstanding Equity Awards at Fiscal Year End as of 12/31/2006

None


Option/SAR Grants

The Company does not have a stock option plan. No stock options have been granted or exercised by any of the officers or directors.


Director Compensation

There are presently no arrangements providing for payments to directors for director services.


Employment Contracts, Termination of Employment, Change-in-Control Arrangements

There are no employment agreements between the Company and its executive officers. There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to a named executive officer, if such plan or arrangement would result from the resignation, retirement or any other termination of such executive officer's employment with us or form a change in control or a change in the named executive officer's responsibilities following a change in control.



             CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                              AND FINANCIAL DISCLOSURE


We have had no disagreements with our independent auditors on accounting or financial disclosures.



                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
                             AND DIRECTOR INDEPENDENCE


There is no material relationships between us and our current directors and executive officers other than the transactions and relationships described below.

Transactions with Related Persons

On September 5, 2006 Guy Wolf, our Chief Executive Officer at that time, purchased 1,800,000 shares from us for an aggregate purchase price of $90,014.

On July 24, 2007, Companhhia Internacional Tek Tat Limitada, a company controlled by Dicky Cheung, our President, CEO and a Director, acquired an aggregate of 3,882,438 shares, or approximately 49.9%, of the Company's issued and outstanding common stock, from former directors and officers of the Company, for the aggregate cash purchase price of approximately $349,521.


Parents

None


Promoters and Control Persons

Please refer to the transactions disclosed above "Transactions with Related Persons."



                                   LEGAL PROCEEDINGS

We are not aware of any pending or threatened legal proceeding that, if determined in a manner adverse to us, could have a material adverse effect on our business and operations.



                   RECENT SALES OF UNREGISTERED SECURITIES


On September 5, 2006, we issued 1,800,000 shares of the Company's common stock to Guy Wolf, our Chief Executive Officer, for an aggregate purchase price of $90,014. The shares were issued in reliance upon exemptions from registration provided by Section 4(2) promulgated under the Securities Act of 1933, as amended.



            DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR
                          SECURITIES ACT LIABILITIES


No director of the Company will have personal liability to us or any of our stockholders for monetary damages for breach of fiduciary duty as a director involving any act or omission of any director since provisions have been made in the articles of incorporation limiting liability. The foregoing provisions shall not eliminate or limit the liability of a director for:

    o  any breach of the director's duty of loyalty to us or our stockholders

    o acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law

    o for any transaction from which the director derived an improper personal benefit.

The Bylaws of the Company provide for indemnification of our directors, officers, and employees in most cases for any liability suffered by them or arising out of their activities as directors, officers, and employees if they were not engaged in willful misfeasance or malfeasance in the performance of their duties; provided that in the event of a settlement the indemnification will apply only when the board of directors approves settlement and reimbursement as being for our best interests.

We undertake the following:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission this type of indemnification is against public policy as expressed in the Act and is unenforceable.

In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by one of our directors, officers, or controlling persons in the successful defense of any action, suit or proceeding, is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act, and we will be governed by the final adjudication of such issue.



ITEM 5.06.   CHANGE IN SHELL COMPANY STATUS


As a result of the consummation of the transactions described in Items 1.01 and
2.01 of this Current Report, the Company has ceased being a shell company as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements

The Financial Statements of Credit One Financial, Inc. for the year ended December 31, 2006 and for the six months ended June 30, 2007 and the accompanying notes thereto.

As of the date of this filing, the auditors' reviewed financial statements of the Company as of September 30, 2007 are not available. We will file an amendment to this report on Form 8-K to add such financial statements on or before November 15, 2007.




                         CREDIT ONE FINANCIAL, INC.
                       (A Development Stage Company)
                         Balance Sheet (Unaudited)
                              June 30, 2007



                                 ASSETS


Current Assets:
Cash...........................................................     $      3,012
Security Deposit...............................................              550
                                                                   -------------
    Total Current Assets.......................................            3,562
                                                                   -------------

Total Assets...................................................     $      3,562
                                                                   =============


               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


Current Liabilities:
Accounts payable................................................    $     10,607
Loan payable to related party...................................          20,000
                                                                   -------------
    Total Current Liabilities...................................          30,607

Stockholders' Equity (Deficit):
Common stock: par value $.001; 110,000,000 shares authorized;
  7,781,150 shares issued and outstanding.......................           7,781
Additional paid-in capital......................................         160,633
Deficit accumulated during the development stage................       (195,459)
                                                                   -------------
    Total Stockholders' Equity (Deficit)........................        (27,045)
                                                                   -------------

Total Liabilities and Stockholders' Equity (Deficit)............   $       3,562
                                                                   =============









                         See notes to financial statements







                              CREDIT ONE FINANCIAL, INC.
                             (A Development Stage Company)
                               Statements of Operations
                                    (Unaudited)




                                                        Three months ended       Six months ended        Cumulative
                                                            June 30,                June 30,        Since Sept. 24, 1999
                                                     ------------------------ ---------------------     (Inception) to
                                                         2007        2006        2007       2006         June 30, 2007
                                                     ------------ ----------- ---------- ----------   ------------------
Revenue:
 Commissions.................................        $        -   $        -   $      -   $       -    $         11,397
 Consulting..................................                 -            -          -           -               4,881
                                                     ------------ ----------- ---------- -----------  ------------------
     Total revenue...........................                 -            -          -           -              16,278

Expenses
Consulting expense...........................                 -            -          -           -               6,892
Commission expense...........................                 -            -          -           -               6,962
Salary expense...............................                 -       13,860        895      13,860              42,895
General and administrative expense...........            23,501          433     32,879       9,354             146,101
                                                    ------------ ------------ ---------- -----------  -----------------
     Total expenses..........................            23,501       14,293     33,774      23,214             202,850
                                                    ------------ ------------ ---------- -----------  -----------------

Loss from operations.........................          (23,501)     (14,293)   (33,774)     (23,214)          (186,572)

Other income (expense)
Interest income..............................                 -            -         19            -                256
Interest expense.............................                 -            -          -            -            (9,143)
                                                    ------------ ------------ ---------- -----------  -----------------
     Total other expense.....................                 -            -         19            -            (8,887)
                                                    ------------ ------------ ---------- -----------  -----------------

Net loss before taxes........................          (23,501)     (14,293)   (33,755)     (23,214)          (195,459)

Income tax provision.........................                 -            -          -            -                  -
                                                    ------------ ------------ ---------- -----------  -----------------

Net loss.....................................       $  (23,501)  $  (14,293)  $ (33,755) $  (23,214)   $      (195,459)
                                                    ============ ===========  ========== ===========  =================



Basic and diluted loss per share.............       $    (0.00)  $    (0.00)  $   (0.00)  $   (0.00)
                                                    ===========  ===========  ==========  ===========

Weighted average common shares outstanding...        7,781,150     5,981,150   7,781,150   5,981,150
                                                    ===========  ===========  =========== ===========




                                   See notes to financial statements








                                      CREDIT ONE FINANCIAL, INC.
                                    (A Development Stage Company)
                                       Statements of Cash Flows
                                           (Unaudited)





                                                            Six Months Ended June 30,   Since Sept. 24, 1999
                                                         -----------------------------     (Inception) to
                                                             2007            2006           June 30, 2007
                                                         -------------- --------------  --------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss............................................     $     (33,755) $     (23,214)   $        (195,459)
Adjustments to reconcile net income to net cash
  used in operating activities:
  Non-cash consulting fees paid with common stock...                  -              -               4,000
  Non-cash legal fees paid with common stock........                  -              -               2,500
  Non-cash expenses contributed.....................                  -             75               1,054
Changes in operating assets and liabilities:
  Security deposit..................................                  -            200               (550)
  Increase (decrease) in accounts payable...........              8,290         14,293              10,607
  Increase (decrease) in salary payable.............            (6,956)              -                   -
                                                         -------------- --------------   -----------------
        Net cash used in operating activities.......           (32,421)        (8,646)           (177,848)
                                                         -------------- --------------   -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issuance of common stock.............                  -              -             152,760
 Cash loan from related party.......................             20,000          7,600              20,000
 Additional capital contributed by shareholders.....                  -              -               8,100
                                                         -------------- --------------   -----------------
         Net cash provided by financing activities..             20,000          7,600             180,860
                                                         -------------- --------------   -----------------

Increase (decrease) in cash and cash equivalents....           (12,421)        (1,046)               3,012


Cash and cash equivalents, beginning of period......             15,433          1,066                   -
                                                         -------------- --------------    ----------------

Cash and cash equivalents, end of period............       $      3,012   $         20     $         3,012
                                                         ==============  =============    ================


SUPPLEMENTAL DISCLOSURE:

   Interest paid in cash............................      $          -   $          -      $        9,143
                                                          =============  =============     ===============
   Income taxes paid in cash........................      $          -   $          -      $            -
                                                          =============  =============     ===============





                               See notes to financial statements






                             CREDIT ONE FINANCIAL, INC.
                           Notes to Financial Statements
                                  June 30, 2007




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The balance sheet as of June 30, 2007 and the statements of operations and cash flows for the three- and six months then ended and for the period from inception, September 24, 1999, to June 30, 2007 have been prepared by Credit One Financial Inc. ("the Company") and are unaudited. In the opinion of management, all adjustments, which include normal reconciling adjustments, necessary for a fair presentation have been made.

These financial statements should be read in conjunction with the audited financial statements of the Company for the year ended December 31, 2006, as included in the Company's Form 10-KSB for the year ended December 31, 2006.

The Company was incorporated in the State of Florida on September 24, 1999. The Company was engaged in market research regarding the cost and availability of non-performing credit card debt portfolios. It was also engaged in research regarding the current market price for re-performing portfolios as well as the market prices offered for portfolios deemed non-collectable at the time of sale. The Company was exploring avenues for raising capital in order to put its business plan into effect.

On May 4, 2006, stockholders and officers sold 89.07 percent of their interest in the Company to an unrelated Purchaser. The sale amounted to 4,698,238 shares which represent 78.55 percent of the issued and outstanding shares of the Company. The sellers retained 59,811 shares which represents 1 percent of the issued and outstanding shares of the Company (See Note 4 for subsequent event regarding sale of shares to related purchasers).

The shares purchased constitute a controlling interest in the Issuer. The Purchaser through its control position, has the ability to elect all of the members of the Board of Directors and has caused the election of the present Board.

The Purchaser intends that the Issuer will de-emphasize its prior business plan which contemplated the acquisition of non- performing accounts receivable. Rather, the Purchaser believes the Board should transition into a new business plan pursuant to which the Issuer will attempt to acquire other assets or business operations that will maximize shareholder value. No specific assets or businesses have been definitively identified and there is no certainty that any such assets or business will be identified or any transactions will be consummated.

The Purchaser believes that as an initial step the Issuer should seek additional investors to purchase stock of the Issuer sufficient to provide the Issuer with working capital to fund its operations, through the issuance of shares of the Issuer or otherwise. The Purchaser may acquire additional shares of the Issuer from the Issuer or existing shareholders. The Purchaser believes that the Issuer should then seek to establish or acquire businesses or assets with additional funds raised either via the issuance of shares or debt.

In pursuing the foregoing goals, The Purchaser may seek to expand or change the composition of the Board, and ask that the Issuer explore changes to its current capital structure, including issuing additional shares or debt and adopting a stock option plan.

On September 5, 2006 the Chief Executive Officer of the Company purchased 1,800,000 shares representing 23.1% of the issued and outstanding shares of the Company.

At its inception on September 24, 1999, the Company was authorized to have outstanding 1,000 shares of common stock at $1.00 par value per share. On November 29, 2001, the Company amended its Articles of Incorporation, to authorize the maximum number of shares to have outstanding at any one time to be 10,000,000 shares of common stock having a par value of $0.001 per share.

On March 30, 2005, the Company amended its Articles of Incorporation, to authorize the maximum number of shares to have outstanding at any one time to be 110,000,000 shares of common stock having a par value of $0.001 per share.

On March 24, 2007, Gulf Wolf resigned from his positions as the Chief Executive Officer and a director, and Arnon Epstein resigned from his positions as the Chief Financial Officer, Secretary and a director of the Company.

On May 24, 2007, John E. Vidaver was appointed as the President, Chief Executive Officer, Chief Financial Officer, Secretary, and the sole director of the Company, to serve until the election and qualification of his successor(s).

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes" using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities. This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in income tax rates upon enactment.

Provision for Income Taxes

Deferred income taxes result from temporary differences between the basis of assets and liabilities recognized for differences between the financial statement and tax basis thereon, and for the expected future tax benefits to be derived from net operating losses and tax credit carry forwards. The Company has approximately $195,459 in net operating losses as of June 30, 2007, and a valuation allowance equal to the tax benefit of the accumulated net operating losses has been established since it is uncertain that future taxable income will be realized during the applicable carry-forward periods. The net operating loss carryforwards may be limited under the change of control provisions of the Internal Revenue Code, Section 382.

Earnings Per Share

Earnings Per Share is computed by dividing net income available to common stockholders by the weighted average number of common stock shares outstanding during the year. Diluted EPS is computed by dividing net income available to common stockholders by the weighted average number of common stock shares outstanding during the year plus potential dilutive instruments such as stock options and warrants. The effect of stock options on diluted EPS is determined through the application of the treasury stock method, whereby proceeds received by the Company based on assumed exercises are hypothetically used to repurchase the Company's common stock at the average market price during the period. The Company has no stock options, warrants or other potentially dilutive instruments outstanding at June 30, 2007.

Recent Accounting Pronouncements

In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements", which establishes a framework for reporting fair value and expands disclosure about fair value measurements. FAS 157 is effective for our 2008 fiscal year. We are currently evaluating the impact of this standard on our financial statements.

In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities Including an Amendment of FASB Statement No. 115". FAS 159 is effective for fiscal years beginning after November 15, 2007. We are currently evaluating the impact of adopting FAS 159 to our financial statements.

NOTE 2 - TRANSACTIONS WITH RELATED PARTIES

On May 10, 2007, the Company issued to Guy Wolf, a demand promissory note, in the principal amount of $20,000 (the "Note") in consideration for a $20,000 cash loan made by Mr. Wolf to the Company. Interest on the Note accrues at the rate of Libor plus 2% per year. Pursuant to the terms of the Note, the entire principal sum and all accrued interest due under the Note shall be paid ten business days after the Company's receipt of written demand for payment from Mr. Wolf.

NOTE 3 - GOING CONCERN

The nature of the Company's financial status makes the Company lack the characteristics of a going concern. This is because the Company, due to its financial condition, may have to seek loans or the sale of its securities to raise cash to meet its cash needs. The level of current operations does not sustain the Company's expenses and the Company has no commitments for obtaining additional capital.

NOTE 4 - SUBSEQUENT EVENT

On July 24, 2007, four shareholders of the Company, Guy Wolf; STM 1, LLC; Antonio Investments, Ltd; and Smart Trading, Ltd, sold a total of 6,962,438 shares, representing 89.48% of the Company's capital shares, to ten (10) persons for a total of $625,000 in cash. Simultaneous with the sale of securities, the Company's sole officer and director John Vidaver resigned, and appointed
Mr. Dicky Cheung as sole officer and director of the Company.




(b) Pro Forma Financial Information

    None

(c) Exhibits

 Exhibit No.                              Exhibit
-------------------------------------------------------------------------------
   3.1       Articles of Incorporation, incorporated by reference herein from
             Exhibit 3(i) (A) to our Form 10-SB filed June 25, 2003.

   3.2 Amended Articles of Incorporation, incorporated by reference herein from Exhibit 3(i)(B) to our Form 10-SB filed June 25, 2003.

   3.3 Amended Articles of Incorporation, incorporated by reference herein from Exhibit 3(i)(C) to our Form 10-QSB for the fiscal quarter ended March 31, 2005.

   3.4 By-laws incorporated by reference herein from Exhibit 3(ii) to our Form 10-SB filed June 25, 2003.

   10.1 Stock Purchase Agreement with STM 1, LLC dated May 3, 2006, incorporated by reference herein from Exhibit 99 to our Form 8-K filed May 9, 2006.




                              SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




CREDIT ONE FINANCIAL, INC.



By: /s/ Dicky Cheung
------------------------------------------
Name:   Dicky Cheung
Title:  President, Chief Executive Officer
        and Chief Financial Officer


Date: October 9, 2007